UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                              November 11, 2010
              ------------------------------------------------
              Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (c) Effective November 16, 2010 the Company reached an agreement with William O'Neill (age 50) pursuant to which he will become Bion's CEO on January 1, 2011. Mr. O'Neill will also join the Company's Board of Directors at that date. Prior to joining the Company, Mr. O'Neill served as Vice President - Business Development of Advanced Brands until its sale during 2010. The 'short-form' agreement (which will be incorporated into a longer, more formal agreement before calendar year end) is attached hereto as Exhibit
10.1. A press release regarding the hiring of Mr. O'Neill is attached hereto as Exhibit 99.2. Mr. O'Neill's resume is attached as Exhibit 10.2 hereto.

ITEM 7.01  REGULATION FD DISCLOSURE.

     On November 11, 2010, the Company issued a press release regarding the formal ground breaking held November 10, 2010 for its Kreider Phase 1 dairy waste treatment system in Lancaster County, Pennsylvania. The press release has been attached hereto as an Exhibit 99.1 and will also be posted on our websites: www.bionpa.com & www.bionoswegoproject.com.

     On November 22, 2010, the Company issued a press release regarding its hiring of Mr. William O'Neill. The press release has been attached hereto as
Exhibit 99.2 and will also be posted on our website: www.biontech.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 10.1 - Short Form of Agreement with William O'Neill

          Exhibit 10.2 - Resume of William O'Neill

          Exhibit 99.1 - Press Release dated November 11, 2010
                         Regarding Commencement of Construction on
                         Pennsylvania Dairy Farm Waste Management
                         System

          Exhibit 99.2 - Press Release dated November 22, 2010
                         Regarding Announcement of New Chief Executive Officer and Director




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Bion Environmental Technologies, Inc.



Date:  November 22, 2010            By:/s/ Mark A. Smith
                                       Mark A. Smith, President